Exhibit 99

   Koger Equity Announces 7% Increase in First Quarter Funds from Operations;
                        Company Increases 2003 Guidance

    BOCA RATON, Fla.--(BUSINESS WIRE)--May 8, 2003--Koger Equity, Inc. (NYSE:KE) today reported a 7% increase in funds from operations (FFO) for the first quarter 2003 as compared to the first quarter 2002.
    FFO for the first quarter 2003 increased 18% as compared to the fourth quarter 2002. These increases were principally the result of the Company's January 31, 2002 acquisition of Three Ravinia in Atlanta, Georgia and the December 6, 2002 acquisition of The Lakes on Post Oak in Houston, Texas. The Company's portfolio ended the first quarter with an overall occupancy of 81.1%, down from 83.7% at December 31, 2002 and 86.3% at March 31, 2002.
    Earnings per share (EPS) for the three months ended March 31, 2003 was $0.20 per diluted share as compared to $0.24 per diluted share for the same period in 2002.
    For the first quarter, Koger increased total operating revenues $5.1 million to $36.5 million, from $31.4 million for the same period in 2002. FFO for the first quarter increased to $12.4 million or $0.58 per share on a fully diluted basis, from $11.6 million or $0.54 per share on a fully diluted basis for the first quarter 2002. Operating margins decreased to 63.2% in the first quarter 2003 as compared to 65.8% for the first quarter 2002. For purposes of FFO and EPS, the weighted average number of common shares totaled 21,327,000 for the first quarter 2003 on a fully diluted basis.
    Overall operating results increased $2.6 million as compared to the first quarter 2002. Net Operating Income of acquisition properties increased $3.6 million as compared to first quarter 2002, but same store Net Operating Income decreased $1.0 million or 5.5% compared to the first quarter 2002. Occupancy on the same store portfolio consisting of 120 buildings was 83.8% at March 31, 2003 compared to 89.8% at March 31, 2002.
    Thomas J. Crocker, Chief Executive Officer of Koger Equity, Inc. said, "We are pleased to report an increase in our first quarter FFO which was driven primarily by the accretion from our 2002 acquisitions. Our most recent acquisitions are performing above our expectations and validate our strategy of generating long-term growth in earnings and cash flow. While we continue to seek similar opportunities we remain challenged by a weakened demand for office space in most of our markets. Although we are seeing some improvement, we believe that a sustainable turnaround is still several months away. In the interim, we are aggressively pursuing renewals and new tenants even as the competitive environment forces increased allowances and concessions."
    The Company signed 406,000 square feet of leases in 78 transactions in the first quarter 2003 at an average cost of $1.68 per square foot per year. The weighted average net rental rate on leases signed, excluding first generation space was $12.02 as compared to $12.75 for the average rental rate on expiring leases, a 5.7% decrease in rental rates.
    The better than expected operating results allowed the Company to improve its dividend payout ratio to funds from operations to 60.4% and to cash available for distribution to 81.8% for the first quarter.

    Earnings Estimates

    Based on the current outlook, and Koger's results for the first quarter, the Company is increasing its 2003 diluted FFO per share guidance to a range of $1.85-$1.90. The increase is due to certain unbudgeted items occurring in the first quarter 2003, including lease cancellation fees, additional expense reimbursements (primarily at Three Ravinia), adjustments to straight-line rent and asset management fees from Crocker Realty Trust, LP, offset by the write-off of pursuit costs on certain development projects no longer considered viable.
    During the scheduled May 8, 2003 conference call, management will further discuss earnings guidance for 2003.
    Funds from operations (FFO) and Net Operating Income (NOI) are non-GAAP financial measures. The Company believes that FFO and NOI are helpful to investors as measures of the performance of an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, they provide investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures and to fund other cash needs.
    Estimates of future FFO per share are by definition, and certain other matters discussed in this press release may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes the expectations reflected in such forward-looking statements are based on reasonable assumptions; there can be no assurance that its expectations will be attained. Certain factors that could cause actual results to differ materially from the Company's expectations are set forth as risk factors in the company's SEC reports and filings, including its annual report on Form 10-K. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; its ability to timely lease or re-lease space at current or anticipated rents; its ability to achieve economies of scale over time; the demand for tenant services beyond those traditionally provided by landlords; changes in interest rates; changes in operating costs; its ability to attract and retain high-quality personnel at a reasonable cost in a highly competitive labor environment; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; and its ability to complete current and future development projects on schedule and on budget. Many of these factors are beyond the Company's ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements contained or incorporated by reference herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
    Koger Equity, Inc. owns and operates 124 office buildings, containing 8.93 million rentable square feet, located primarily in 16 suburban office projects in nine cities in the Southeastern United States and Houston, Texas.
    Copies of the Company's March 31, 2003 First Quarter Supplemental Disclosure package are available upon request to Investor Relations, Koger Equity, Inc., 225 NE Mizner Blvd., Suite 200, Boca Raton, Florida 33432, or call 1-800-850-2037.
    Additionally, the First Quarter Supplemental Disclosure package and further information about Koger Equity, Inc. can be found on the Company's web site at www.koger.com.

KOGER EQUITY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands except per Share Data)



                                                       For the Three
                                                       Months Ended
                                                      3/31/03 3/31/02
                                                      ----------------
Revenues
  Rental and other rental services                    $36,280 $30,595
  Management fees                                         205     788
  Other                                                     5       3
                                                      ------- --------
     Total operating revenues                          36,490  31,386
                                                      ------- --------

Expenses
  Property operations                                  13,349  10,459
  Depreciation and amortization                         8,456   6,522
  General and administrative                            2,943   2,510
  Direct cost of management fees                           86   1,011
  Other                                                    36      32
                                                      -------- -------
     Total expenses                                    24,870  20,534
                                                      -------- -------

Operating Income                                       11,620  10,852
                                                      -------- -------

Other Income and Expense
  Interest                                                 54     145
  Mortgage and loan interest                           (7,403) (5,795)
                                                      -------- -------
     Total other income and expense                    (7,349) (5,650)
                                                      -------- -------

Income Before Loss on Sale or Disposition of
  Assets, Income Taxes and Minority Interest            4,271   5,202
Gain (loss) on sale or disposition of assets               --       1
                                                      -------- -------
Income Before Income Taxes and Minority Interest        4,271   5,203
Income taxes                                               --      32
                                                      -------- -------
Income Before Minority Interest                         4,271   5,171
Minority interest                                          --      20
                                                      -------- -------
Net Income                                             $4,271  $5,151
                                                      ======== =======

Earnings Per Share:
   Basic                                                $0.20   $0.24
                                                      ======== =======
   Diluted                                              $0.20   $0.24
                                                      ======== =======
Weighted Average Shares:
   Basic                                               21,299  21,159
                                                      ======== =======
   Diluted                                             21,327  21,350
                                                      ======== =======

KOGER EQUITY, INC.
FUNDS FROM OPERATIONS
(In Thousands except per Share Data)

                                                        For the Three
                                                        Months Ended
                                                      3/31/03 3/31/02
                                                      ----------------
Net income                                             $4,271  $5,151
Depreciation - real estate                              7,191   6,042
Amortization - deferred tenant costs                      396     364
Amortization - fair value of acquired leases              492      --
Minority interest                                          --      20
Loss (gain) on sale or disposition:
   Operating properties                                    --      --
   Non-operating assets                                    --      (1)
                                                      ------- --------
Funds from operations                                 $12,350 $11,576
                                                      ======= ========
Weighted average shares outstanding - diluted          21,327  21,350
Funds from operations, per diluted share/unit           $0.58   $0.54


KOGER EQUITY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In Thousands)                                       March    December
                                                      31,       31,
                                                     2003       2002
                                                  --------- ----------
ASSETS
Real estate investments:
  Operating properties:

     Land                                         $ 110,653 $ 110,653
     Buildings                                      779,914   783,185
     Furniture and equipment                          3,488     3,320
     Accumulated depreciation                      (157,023) (149,830)
                                                  --------- ----------
         Operating properties, net                  737,032   747,328
  Undeveloped land held for investment                9,995     9,995
  Undeveloped land held for sale, net of allowance    3,831     3,831
Cash and cash equivalents                             5,893     4,627
Restricted cash                                      13,191    13,340
Accounts receivable, net of allowance for
 uncollectible accounts of $1,331 and $1,280         12,657    12,183
Cost in excess of fair value of net assets
 acquired, net of accumulated amortization of
 $683 and $683                                          595       595
Other assets                                         18,091    13,186
                                                  --------- ----------
     TOTAL ASSETS                                  $801,285  $805,085
                                                  ========= ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgages and loans payable                      $431,660  $431,698
  Accounts payable                                    2,486     3,801
  Accrued real estate taxes payable                   4,022       147
  Other accrued liabilities                           9,969    13,435
  Dividends payable                                   7,458     7,453
  Advance rents and security deposits                 5,678     5,483
                                                  --------- ----------
     Total Liabilities                              461,273   462,017
                                                  --------- ----------

Shareholders' equity:
  Common stock                                          298       298
  Capital in excess of par value                    472,253   472,156
  Notes receivable from stock sales                  (5,266)   (5,266)
  Accumulated other comprehensive loss                 (212)     (212)
  Retained earnings                                   4,626     7,813
  Treasury stock, at cost                          (131,687) (131,721)
                                                  ---------- ---------
     Total Shareholders' Equity                     340,012   343,068
                                                  ---------- ---------

     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $801,285  $805,085
                                                   ========= =========

    CONTACT: Koger Equity, Inc.
             Thomas C. Brockwell, 561/395-9666

                     Supplemental Operating & Financial Data
                               First Quarter 2003

                             KOGER EQUITY, INC. AND SUBSIDIARIES
                                  SUPPLEMENTAL INFORMATION
                             TABLE OF CONTENTS / "SAFE HARBOR"
                                       MARCH 31, 2003

                                                                    Page
                                                                ------------

                 I. Financial Data
                      - Consolidated Balance Sheets                       2
                      - Consolidated Statement of Operations          3 - 4
                      - Funds from Operations                             5
                      - Net Operating Income                          6 - 7
                      - Capital Expenditures                              8
                      - Summary of Outstanding Debt                       9

                 II. Acquisition/Construction Summaries
                      - Operating Property Acquisitions                  10
                      - Building Completions                             11
                      - Buildings Under Construction                     12

                 III. Portfolio Operating Statistics
                      - Twenty-Five Largest Tenants                      13
                      - Industry Diversification                         14
                      - Regional Summary of MSAs                         15
                      - Occupancy/Leased Summary                         16
                      - Occupancy Trend                                  17
                      - Leasing Summary                                  18
                      - Lease Distribution                               19
                      - Lease Expirations                                20
                      - Net Effective Rents                              21
                      - Capital Expenditure Leasing Commitment           22
                      - Same Suite Analysis                              23

                 IV. Special Items
                      - Special Items Included In Results                24

This supplemental package may contain forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the expectations will be attained. Forward-looking statements are not guarantees of future performance and therefore, undue reliance should not be placed on them. Please refer to our filings with the Securities and Exchange Commission for a more detailed discussion of the risks that may have a direct bearing on our operating results, performance and financial condition. Koger Equity, Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

                            KOGER EQUITY, INC. AND SUBSIDIARIES
                                CONSOLIDATED BALANCE SHEETS

Dollars in thousands
---------------------------------------------------------------------------------------------------------------
                                                    (Unaudited)             (Unaudited) (Unaudited) (Unaudited)
                                                       3/31/03   12/31/02     9/30/02     6/30/02      3/31/02
                                                   ------------ ---------- ----------- ----------- ------------
ASSETS
Real Estate Investments:
 Operating properties:
  Land                                                $110,653   $110,653     $98,253     $98,253     $110,084
  Buildings                                            779,914    783,185     688,363     685,975      670,895
  Furniture and equipment                                3,488      3,320       3,120       2,987        2,933
  Accumulated depreciation                            (157,023)  (149,830)   (142,295)   (136,010)    (129,617)
                                                   ------------ ---------- ----------- ----------- ------------
   Operating properties, net                           737,032    747,328     647,441     651,205      654,295
 Undeveloped land held for investment                    9,995      9,995      11,015      13,779       13,779
 Undeveloped land held for sale                          3,831      3,831       2,840          76           76
Cash and temporary investments                           5,893      4,627      10,930      14,564       16,461
Restricted cash                                         13,191     13,340           0           0            0
Accounts receivable, net                                12,657     12,183      10,744       9,802       10,441
Cost in excess of fair value of net assets
 acquired, net of accumulated amortization                 595        595         595         595          595
Other assets                                            18,091     13,186      11,939      11,809       11,722
                                                   ------------ ---------- ----------- ----------- ------------
TOTAL ASSETS                                          $801,285   $805,085    $695,504    $701,830     $707,369
                                                   ============ ========== =========== =========== ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
 Mortgages and loan payable                           $431,660   $431,698    $314,994    $321,217     $327,415
 Accounts payable                                        2,486      3,801       3,236       1,837        2,046
 Accrued real estate taxes payable                       4,022        147       6,336       6,358        3,273
 Other accrued liabilities                               9,969     13,435       9,929       8,903        8,607
 Dividends payable                                       7,458      7,453       7,453       7,452        7,433
 Advance rents and security deposits                     5,678      5,483       5,137       4,656        4,876
                                                   ------------ ---------- ----------- ----------- ------------
  Total Liabilities                                    461,273    462,017     347,085     350,423      353,650
                                                   ------------ ---------- ----------- ----------- ------------


Shareholders' Equity:
 Common stock                                              298        298         298         298          298
 Capital in excess of par value                        472,253    472,156     472,012     471,974      471,205
 Notes receivable from stock sales to related
  parties                                               (5,266)    (5,266)     (5,066)     (5,066)      (5,066)
 Other comprehensive loss                                 (212)      (212)          0           0            0
 Retained earnings                                       4,626      7,813      12,726      15,784       18,898
 Treasury stock, at cost                              (131,687)  (131,721)   (131,551)   (131,583)    (131,616)
                                                   ------------ ---------- ----------- ----------- ------------
  Total Shareholders' Equity                           340,012    343,068     348,419     351,407      353,719
                                                   ------------ ---------- ----------- ----------- ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $801,285   $805,085    $695,504    $701,830     $707,369
                                                   ============ ========== =========== =========== ============



                               KOGER EQUITY, INC. AND SUBSIDIARIES
                               CONSOLIDATED STATEMENT OF OPERATIONS
                                           (Unaudited)

In thousands, except per share data
--------------------------------------------------------------------------------------------------
                                                            Three Months Ended
                                        ----------------------------------------------------------
                                           3/31/03    12/31/02    9/30/02    6/30/02    3/31/02
                                        -----------  ---------- ---------- ---------- ------------
REVENUES
 Rental and other rental services          $36,280     $32,065    $31,836    $31,855      $30,595
 Management fees                               205         757        839        963          788
 Other                                           5          51          0          0            3
                                        -----------  ---------- ---------- ---------- ------------
   Total operating revenues                 36,490      32,873     32,675     32,818       31,386
                                        -----------  ---------- ---------- ---------- ------------

EXPENSES
 Property operations                        13,349      12,002     11,846     11,928       10,459
 Depreciation and amortization               8,456       7,993      6,663      6,731        6,522
 General and administrative                  2,943       2,953      2,971      2,947        2,510
 Direct cost of management fees                 86         705        797        822        1,011
 Other                                          36          18         43         49           32
                                        -----------  ---------- ---------- ---------- ------------
   Total operating expenses                 24,870      23,671     22,320     22,477       20,534
                                        -----------  ---------- ---------- ---------- ------------

OPERATING INCOME                            11,620       9,202     10,355     10,341       10,852
                                        -----------  ---------- ---------- ---------- ------------

OTHER INCOME AND EXPENSE
 Interest income                                54          76         98         87          145
 Mortgage and loan interest                 (7,403)     (7,281)    (6,041)    (6,029)      (5,795)
                                        -----------  ---------- ---------- ---------- ------------
   Total other income and expense           (7,349)     (7,205)    (5,943)    (5,942)      (5,650)

INCOME BEFORE GAIN (LOSS) ON SALE
 OR DISPOSITION OF ASSETS                    4,271       1,997      4,412      4,399        5,202
Gain (loss) on sale or disposition of
 assets                                          0          19          1          0            1
                                        -----------  ---------- ---------- ---------- ------------
INCOME BEFORE INCOME TAXES                   4,271       2,016      4,413      4,399        5,203
Income taxes                                     0        (525)        19         62           32
                                        -----------  ---------- ---------- ---------- ------------
INCOME BEFORE MINORITY INTEREST              4,271       2,541      4,394      4,337        5,171
Minority interest                                0           0          0          0           20
                                        -----------  ---------- ---------- ---------- ------------
NET INCOME                                  $4,271      $2,541     $4,394     $4,337       $5,151
                                        ===========  ========== ========== ========== ============
EARNINGS PER SHARE - Diluted                 $0.20       $0.12      $0.21      $0.20        $0.24
                                        ===========  ========== ========== ========== ============
WEIGHTED AVERAGE SHARES - Diluted           21,327      21,332     21,410     21,469       21,350
                                        ===========  ========== ========== ========== ============


OPERATING MARGIN                              63.2%       62.6%      62.8%      62.6%        65.8%
                                        ===========  ========== ========== ========== ============

                     KOGER EQUITY, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENT OF OPERATIONS
                                 (Unaudited)

In thousands, except per share data
-----------------------------------------------------------------------------
                                                  Three Months Ended
                                          -----------------------------------
                                            3/31/03      3/31/02  Fav/(Unfav)
                                          ----------  ----------- -----------
REVENUES
 Rental and other rental services           $36,280      $30,595      $5,685
 Management fees                                205          788        (583)
 Other                                            5            3           2
                                          ----------  ----------- -----------
   Total operating revenues                  36,490       31,386       5,104
                                          ----------  ----------- -----------

EXPENSES
 Property operations                         13,349       10,459      (2,890)
 Depreciation and amortization                8,456        6,522      (1,934)
 General and administrative                   2,943        2,510        (433)
 Direct cost of management fees                  86        1,011         925
 Other                                           36           32          (4)
                                          ----------  ----------- -----------
   Total operating expenses                  24,870       20,534      (4,336)
                                          ----------  ----------- -----------

OPERATING INCOME                             11,620       10,852         768
                                          ----------  ----------- -----------

OTHER INCOME AND EXPENSE
 Interest income                                 54          145         (91)
 Mortgage and loan interest                  (7,403)      (5,795)     (1,608)
                                          ----------  ----------- -----------
   Total other income and expense            (7,349)      (5,650)     (1,699)

INCOME BEFORE GAIN (LOSS) ON SALE
 OR DISPOSITION OF ASSETS                     4,271        5,202        (931)
Gain (loss) on sale or disposition of
 assets                                           0            1          (1)
                                          ----------  ----------- -----------
INCOME BEFORE INCOME TAXES                    4,271        5,203        (932)
Income taxes                                      0           32          32
                                          ----------  ----------- -----------
INCOME BEFORE MINORITY INTEREST               4,271        5,171        (900)
Minority interest                                 0           20          20
                                          ----------  ----------- -----------
NET INCOME                                   $4,271       $5,151       $(880)
                                          ==========  =========== ===========
EARNINGS PER SHARE - Diluted                  $0.20        $0.24      $(0.04)
                                          ==========  =========== ===========
WEIGHTED AVERAGE SHARES - Diluted            21,327       21,350         (23)
                                          ==========  =========== ===========


OPERATING MARGIN                               63.2%        65.8%
                                          ==========  ===========



                                  KOGER EQUITY, INC. AND SUBSIDIARIES
                                         FUNDS FROM OPERATIONS
                                              (Unaudited)

In thousands, except per share data
-------------------------------------------------------------------------------------------------------
                                                                Three Months Ended
                                            -----------------------------------------------------------
                                             3/31/03    12/31/02      9/30/02      6/30/02     3/31/02
                                            ---------  ----------   ----------   ----------  ----------
Funds from Operations:
 Net income                                   $4,271      $2,541       $4,394       $4,337      $5,152
 Depreciation - real estate                    7,191       7,396        6,174        6,277       6,041
 Amortization - deferred tenant costs            396         444          378          338         363
 Amortization - fair value of acquired
  leases                                         492           0            0            0           0
 Minority interest                                 0           0            0            0          20
 Loss (gain) on sale of operating properties       0           0            0            0          (1)
 Loss (gain) on sale of non-operating assets       0         (19)          (1)           0          (1)
                                            ---------  ----------   ----------   ----------  ----------
  Funds from Operations (a)                   12,350      10,362       10,945       10,952      11,574

Cash Available for Distribution:
Add (Deduct):
 Rental income from straight-line rents       (1,295)       (404)        (730)        (534)       (460)
 Amortization of deferred financing costs        357       1,002          303          299         289
 Revenue Maintaining Building improvements      (661)     (2,091)        (332)      (1,285)       (965)
 Revenue maintaining tenant improvements (b)  (1,253)     (1,464)      (1,767)      (1,070)       (906)
 Revenue maintaining leasing commissions (b)    (374)       (569)        (205)        (479)        (88)
                                            ---------  ----------   ----------   ----------  ----------
  Cash Available for Distribution (a)         $9,124      $6,836       $8,214       $7,883      $9,444
                                            =========  ==========   ==========   ==========  ==========

Weighted average common shares/units
 outstanding - diluted                        21,327      21,332       21,410       21,469      21,350
                                            =========  ==========   ==========   ==========  ==========

Per share/unit - diluted:
 Funds from operations                         $0.58       $0.49        $0.51        $0.51       $0.54
                                            =========  ==========   ==========   ==========  ==========
 Cash available for distribution               $0.43       $0.32        $0.38        $0.37       $0.44
                                            =========  ==========   ==========   ==========  ==========
Dividends paid (c)                             $0.35       $0.35        $0.35        $0.35       $2.09
                                            =========  ==========   ==========   ==========  ==========

Dividend payout ratio:
 Funds from operations                          60.4%       72.1%        68.5%        68.6%       64.8%
                                            =========  ==========   ==========   ==========  ==========
 Cash available for distribution                81.8%      109.2%        91.2%        95.3%       79.5%
                                            =========  ==========   ==========   ==========  ==========


(a) Funds from Operations and Cash Available for Distribution are non-GAAP financial measures and should not be considered as comparable to Net Income or Earnings per Share.

(b) The amounts for the periods ending in 2002 represent the leasing costs associated with 2nd generation space.

(c)  Amount includes a special dividend of $1.74 per share paid in January 2002.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                          NET OPERATING INCOME (a) (b)
                                   (Unaudited)

In thousands, except SF and per share data
--------------------------------------------------------------------------------------------------------
                                                                        Three Months Ended
                                                     ---------------------------------------------------
                                                       3/31/03   12/31/02   9/30/02   6/30/02   3/31/02
                                                     ---------- ---------- --------- --------- ---------
Same Store Sales:
  Properties                     120   Revenue         $27,538    $27,353   $28,138   $28,442   $28,362
  Square Feet              6,923,153   Expense           9,631     10,038    10,369     9,923     9,414
                                                     ---------- ---------- --------- --------- ---------
                                       NOI              17,907     17,315    17,769    18,519    18,948
                                                     ---------- ---------- --------- --------- ---------

  Occupancy - Period End                                  83.8%      87.2%     88.3%     89.0%     89.8%


Acquisitions:
  Properties                       4   Revenue (c)      $8,596     $4,741    $3,583    $3,305    $2,206
  Square Feet              2,009,380   Expense           3,789      1,962     1,575     1,665     1,011
                                                     ---------- ---------- --------- --------- ---------
                                       NOI               4,807      2,779     2,008     1,640     1,195
                                                     ---------- ---------- --------- --------- ---------

  Occupancy - Period End                                  71.8%      72.0%     63.3%     63.1%     56.7%


Development:
  Properties                       -   Revenue              $-         $-        $-        $-        $-
  Square Feet                      -   Expense               -          -         -         -         -
                                                     ---------- ---------- --------- --------- ---------
                                       NOI                   -          -         -         -         -
                                                     ---------- ---------- --------- --------- ---------

  Occupancy - Period End                                   0.0%       0.0%      0.0%      0.0%      0.0%


Asset Sales:
  Properties                       -   Revenue            $(29)      $(29)     $115      $108       $27
  Square Feet                      -   Expense             (71)         2       (97)      340        33
                                                     ---------- ---------- --------- --------- ---------
                                       NOI                  42        (31)      212      (232)       (6)
                                                     ---------- ---------- --------- --------- ---------

  Occupancy - Period End                                   0.0%       0.0%      0.0%      0.0%      0.0%


Consolidated Portfolio
                                       Revenue         $36,105    $32,065   $31,836   $31,855   $30,595
                                       Expense          13,349     12,002    11,847    11,928    10,458
                                                     ---------- ---------- --------- --------- ---------
                                       NOI              22,756     20,063    19,989    19,927    20,137
                                                     ---------- ---------- --------- --------- ---------

  Occupancy - Period End                                  81.1%      83.7%     85.7%     86.3%     86.3%


(a) Net Operating Income is defined as Rental and other rental services revenue less Property operating expense, excluding amortization of the fair value of acquired leases.

(b) Net Operating Income is a non-GAAP financial measure and should not be considered as comparable to Net Income.

(c) Excludes credit adjustment of $175 for the fair value of acquired leases for the period ended 3/31/03.




                           KOGER EQUITY, INC. AND SUBSIDIARIES
                               NET OPERATING INCOME (a) (b)
                                       (Unaudited)

In thousands, except SF and per share data
------------------------------------------------------------------------------------------
                                                              Three Months Ended
                                                    --------------------------------------
                                                        3/31/03      3/31/02   Fav/(Unfav)
                                                    ------------  -----------  -----------
Same Store Sales:
  Properties                     120  Revenue           $27,538      $28,362        $(824)
  Square Feet              6,923,153  Expense             9,631        9,414         (217)
                                                    ------------  -----------  -----------
                                      NOI                17,907       18,948       (1,041)
                                                    ------------  -----------  -----------

  Occupancy - Period End                                   83.8%        89.8%        -6.0%


Acquisitions:
  Properties                       4  Revenue (c)        $8,596       $2,206       $6,390
  Square Feet              2,009,380  Expense             3,789        1,011       (2,778)
                                                    ------------  -----------  -----------
                                      NOI                 4,807        1,195        3,612
                                                    ------------  -----------  -----------

  Occupancy - Period End                                   71.8%        56.7%        15.1%


Development:
  Properties                       -  Revenue                $-           $-           $-
  Square Feet                      -  Expense                 -            -            -
                                                    ------------  -----------  -----------
                                      NOI                     -            -            -
                                                    ------------  -----------  -----------

  Occupancy - Period End                                    0.0%         0.0%         0.0%


Asset Sales:
  Properties                       -  Revenue              $(29)         $27         $(56)
  Square Feet                      -  Expense               (71)          33          104
                                                    ------------  -----------  -----------
                                      NOI                    42           (6)          48
                                                    ------------  -----------  -----------

  Occupancy - Period End                                    0.0%         0.0%         0.0%


Consolidated Portfolio
                                      Revenue           $36,105      $30,595       $5,510
                                      Expense            13,349       10,458       (2,891)
                                                    ------------  -----------  -----------
                                      NOI                22,756       20,137        2,619
                                                    ------------  -----------  -----------

  Occupancy - Period End                                   81.1%        86.3%        -5.2%


(a) Net Operating Income is defined as Rental and other rental services revenue less Property operating expense, excluding amortization of the fair value of acquired leases.

(b) Net Operating Income is a non-GAAP financial measure and should not be considered as comparable to Net Income.

(c) Excludes credit adjustment of $175 for the fair value of acquired leases for the period ended 3/31/03.




                                          KOGER EQUITY, INC. AND SUBSIDIARIES
                                                 CAPITAL EXPENDITURES
                                                      (Unaudited)


--------------------------------------------------------------------------------------------------------------------
                                                                       Three Months Ended
                                            ------------------------------------------------------------------------
                                                3/31/03       12/31/02        9/30/02        6/30/02        3/31/02
                                            ------------   ------------   ------------   ------------   ------------
Revenue Maintaining:
 Building Improvements                         $660,966     $2,091,048       $332,300     $1,285,274       $965,000
 Tenant Improvements - 2001 Leasing              48,310        298,454         30,754              -              -
 Tenant Improvements - 2002 Leasing             926,380      1,060,884      1,139,035        716,686        571,400
 Tenant Improvements - 2003 Leasing             277,853              -              -              -              -
 Leasing Commissions - 2001 Leasing               1,641          5,452              -        216,801              -
 Leasing Commissions - 2002 Leasing             150,832        736,406        208,940              -         50,332
 Leasing Commissions - 2003 Leasing             221,203              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------
  Revenue Maintaining Capital Expenditures    2,287,185      4,192,244      1,711,029      2,218,761      1,586,732
                                            ------------   ------------   ------------   ------------   ------------

Revenue Enhancing:
 Building Improvements                           88,181              -              -              -              -
 Tenant Improvements - 2001 Leasing                   -              -              -              -              -
 Tenant Improvements - 2002 Leasing           1,005,839        359,906        754,092      1,278,692        511,624
 Tenant Improvements - 2003 Leasing              77,044              -              -              -              -
 Leasing Commissions - 2001 Leasing                   -              -              -              -              -
 Leasing Commissions - 2002 Leasing             156,756        195,342        137,822        705,399         62,639
 Leasing Commissions - 2003 Leasing              42,730              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------
  Revenue Enhancing Capital Expenditures      1,370,550        555,248        891,914      1,984,091        574,263
                                            ------------   ------------   ------------   ------------   ------------

 Total Capital Expenditures                  $3,657,735     $4,747,492     $2,602,943     $4,202,852     $2,160,995
                                            ============   ============   ============   ============   ============

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           SUMMARY OF OUTSTANDING DEBT
                              AS OF MARCH 31, 2003

                                                     Monthly Outstanding Balance
                                Interest              Debt   -------------------
          Description             Rate    Maturity   Service  3/31/03   12/31/02
------------------------------- -------- ----------- ------- -------------------
                                                      $(000)   $(000)     $(000)
Fixed Rate:
 Northwestern Mutual - Tranche A   8.19%   01/02/07     789   90,870     91,394
 Northwestern Mutual - Tranche B   8.33%   01/02/09     710   80,868     81,331
 Northwestern Mutual - Tranche C   7.10%   01/02/07     105   13,871     13,942
 Northwestern Mutual - Tranche D   7.10%   01/02/09     216   28,592     28,738
 New York Life                     8.00%   12/10/02       0        -      7,718
 Allstate Life                     8.20%   12/01/06     165   18,960     19,066
 Metropolitan Life                 5.26%   12/17/07     373   85,000     85,000

                                                     ------- -------- ----------
  Total Fixed Rate Debt            7.30%              2,358  318,161    327,189
                                                     ------- -------- ----------

Variable Rate:
 GE Capital                        7.38%   06/30/21      12    1,499      1,509
 Column Financial (2)              4.15%   12/09/04     266   77,000     77,000
 Secured Revolving Credit Facility -
  $100 Million                     4.12% 12/27/2004     120   35,000     26,000

                                                     ------- -------- ----------
   Total Variable Rate Debt        4.18%                398  113,499    104,509
                                                     ------- -------- ----------

  Total Debt                       6.48%              2,756  431,660    431,698
                                                     ======= ======== ==========

Market Capitalization:
 Total Debt                                                  431,660    431,698
 Common Stock                                                326,007    332,200
                                                             -------- ----------

  Total Market Capitalization                                757,667    763,898
                                                             ======== ==========

--------------------------------------------------------------------------------



                                                              Amount
                                                             --------
                                                               $(000)
Schedule of Mortgage Maturities by Year (1):
                          2003                                 3,882
                          2004                                82,631
                          2005                                 6,112
                          2006                                23,706
                          2007                                98,098
 Thereafter                                                  182,231
                                                             --------
  Total                                                      396,660
                                                             ========

(1) Does not include Secured Revolving Credit Facility.

(2) Interest rate capped at 287 basis points over maximum LIBOR of 5.45 percent.


                                  KOGER EQUITY, INC. AND SUBSIDIARIES
                                    OPERATING PROPERTY ACQUISITIONS
                                             2002 AND 2003

                                                  Rentable                                     Percent
                                                   Square         Date          Purchase        Leased
      Property                  Location            Feet        Purchased      Price (1)        3/31/03
---------------------    ---------------------- ------------   ----------- ------------------ ----------
2002
----
Three Ravinia            Atlanta, GA                805,000      01/31/02       $125,000,000         63%
The Lakes on Post Oak    Houston, TX              1,205,000      12/06/02        101,900,000         78%
                                                ------------               ------------------
                                                  2,010,000                     $226,900,000         72%
                                                ============               ================== ==========

2003
----
None

(1) Purchase price consists of the contract price only and does not include closing costs.

                              KOGER EQUITY, INC. AND SUBSIDIARIES
                                      BUILDING COMPLETIONS
                                         2002 AND 2003

                                                                                       Percent
                                                  Square      Month                     Leased
       Property                Location            Feet     Completed  Total Cost (1)  3/31/03
------------------------------------------------------------------------------------------------
2002
----
None.

2003
----
None.


                             KOGER EQUITY, INC. AND SUBSIDIARIES
                                 BUILDINGS UNDER CONSTRUCTION
                                        MARCH 31, 2003


                                            Square    Expected    Projected     Pre-Leasing
       Property             Location         Feet    Completion    Cost (1)       to Date
---------------------- ------------------  --------- ----------- ------------ ----------------

None.


                                           ---------             ------------
                                                  -                       $-
                                           =========             ============ ================

(1) Includes land and building construction costs. Does not include tenant improvement costs.


                                   KOGER EQUITY, INC. AND SUBSIDIARIES
                                       TWENTY-FIVE LARGEST TENANTS
                                     BASED ON ANNUALIZED GROSS RENTS
                                           AS OF MARCH 31, 2003


                                                      Remaining               Annualized
                               Number      Occupied      Term    Percent of      Gross       Percent
         Tenant (a)           of Leases  Square Feet   (Months)   Occupied     Rent (b)      of Rent
---------------------------- ----------- ------------ ---------- ---------- --------------- ----------
U S Government                       42      930,019         91       12.9%    $16,966,118       12.8%
State Of Florida                     42      693,247         33        9.6%     12,703,364        9.6%
Blue Cross & Blue Shield             11      579,084         26        8.1%      9,455,439        7.1%
Six Continents Hotels                 1      344,389         72        4.8%      9,166,966        6.9%
Bechtel Corporation                   1      371,230         75        5.2%      6,685,499        5.0%
Citifinancial                         1      159,827         53        2.2%      2,958,751        2.2%
Landstar                              1      176,000        140        2.4%      2,644,068        2.0%
Zurich Insurance Company              2       97,913         46        1.4%      1,895,596        1.4%
Huntsman Corp                         1      108,764        134        1.5%      1,709,855        1.3%
Hoechst Celanese                      1       92,376          3        1.3%      1,667,620        1.3%
Ford Motor Company                    4       63,337         38        0.9%      1,363,408        1.0%
Washington Mutual Bank                2       75,376         62        1.0%      1,306,355        1.0%
ACS State Healthcare, LLC             1       52,689         71        0.7%      1,143,951        0.9%
Bellsouth                             4       66,526         35        0.9%        991,184        0.7%
Siemens                               2       64,883         10        0.9%        957,874        0.7%
Sara Lee                              2       52,021         27        0.7%        937,241        0.7%
Enovia Corporation                    1       44,095         17        0.6%        867,655        0.7%
Best Software Inc.                    1       47,110         69        0.7%        770,249        0.6%
Mergent - FIS Inc.                    1       45,040         53        0.6%        748,421        0.6%
Navision Software                     1       37,783         53        0.5%        741,554        0.6%
Peerless Insurance Co.                1       36,306         32        0.5%        715,098        0.5%
Check Solutions Company               1       40,307         70        0.6%        710,964        0.5%
Sungard Trust Systems Inc.            2       43,569         39        0.6%        710,039        0.5%
Hirecheck Inc.                        1       30,226         59        0.4%        679,174        0.5%
Alcan Cable                           1       26,201         99        0.4%        652,106        0.5%

                             ----------- ------------                       ---------------
  Total / Weighted Average          128    4,278,318         61       59.5%    $79,148,547       59.6%
                             =========== ============ ========== ========== =============== ==========


(a) Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(b) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of March 31, 2003 multiplied by 12.

                               KOGER EQUITY, INC. AND SUBSIDIARIES
                                    INDUSTRY DIVERSIFICATION
                                      AS OF MARCH 31, 2003


                                                                            Remaining Percent   Annualized
                                                     Number      Occupied     Term       of        Gross     Percent
                  Industry (a)                      of Leases  Square Feet  (Months)  Occupied   Rent (b)    of Rent
-------------------------------------------------  ----------- ------------ --------- -------- ------------- -------
Finance and Insurance                                     149    1,687,952        33     23.5%  $30,605,799    23.0%
Public Adminstration                                       89    1,661,753        65     23.1%   30,264,290    22.8%
Professional, Scientific, and Technical Services          166    1,383,892        49     19.3%   25,551,695    19.2%
Manufacturing                                              51      610,054        44      8.5%   11,137,726     8.4%
Accomodation and Food Services                              8      360,704        69      5.0%    9,371,030     7.1%
Information                                                41      451,736        45      6.3%    7,960,472     6.0%
Transportation and Warehousing                              8      207,535       123      2.9%    3,277,043     2.5%
Construction                                               15      116,352        24      1.6%    2,116,453     1.6%
Administrative and Support Services                        23      108,171        33      1.5%    1,954,129     1.5%
Educational Services                                       16       94,437        29      1.3%    1,727,685     1.3%
Health Care and Social Assistance                          18       76,524        28      1.1%    1,346,076     1.0%
Other (c)                                                 309      429,634        23      6.0%    7,542,456     5.7%

                                                   ----------- ------------                    -------------
  Total / Weighted Average                                893    7,188,744        49    100.0% $132,854,854   100.0%
                                                   =========== ============ ========= ======== ============= =======

(a) Classifications are based on the North American Indistrial Classification System (NAICS).

(b) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of March 31, 2003 multiplied by 12.

(c) Includes leases whose classification does not total 1.0% or more of the portfolio's annualized gross rent.


                               KOGER EQUITY, INC. AND SUBSIDIARIES
                                    REGIONAL SUMMARY OF MSAs
                                      AS OF MARCH 31, 2003



                                   # of     Age                     % Square            %
         MSA             State     Bldgs   (yrs)    Square Feet       Feet           NOI (a)
---------------------- ---------- ------- ------- --------------- ------------   ----------------

Atlanta                    GA         26      16       2,367,868         26.5%              31.3%
Orlando                    FL         28      19       1,304,473         14.6%              15.5%
Jacksonville               FL         11       9       1,167,243         13.1%              13.0%
Houston                    TX          3      23       1,204,852         13.5%              11.1%
St. Petersburg             FL         15      20         668,144          7.5%               7.3%
Tallahassee                FL         19      21         833,838          9.3%               7.2%
Charlotte                  NC         15      16         709,233          7.9%               6.6%
Memphis                    TN          6      10         531,755          6.0%               5.5%
Richmond                   VA          1      15         145,127          1.6%               2.6%

                                  -------         --------------- ------------   ----------------
   Total                             124      17       8,932,533        100.0%             100.0%
                                  ======= ======= =============== ============   ================



(a) Based on Net Operating Income for the first quarter of 2003.


                                            KOGER EQUITY, INC. AND SUBSIDIARIES
                                                     OCCUPANCY SUMMARY
                                                    AS OF MARCH 31, 2003



                                              Square Footage                                Percentage
                               --------------------------------------------- -----------------------------------------
                                          Leased, Not                                    Leased, Not
                                           Commenced                                      Commenced
                                Occupied       (a)      Vacant      Total     Occupied       (a)     Vacant    Total
                               ---------- ----------------------- ---------- ----------  ------------------- ---------

Atlanta                        1,852,411      85,576     429,881  2,367,868       78.2%        3.6%    18.2%    100.0%
Orlando                        1,056,117      38,924     209,432  1,304,473       81.0%        3.0%    16.1%    100.0%
Jacksonville                   1,125,451      41,614         178  1,167,243       96.4%        3.6%     0.0%    100.0%
Houston                          937,575      19,092     248,185  1,204,852       77.8%        1.6%    20.6%    100.0%
St. Petersburg                   571,096       2,834      94,214    668,144       85.5%        0.4%    14.1%    100.0%
Tallahassee                      596,237           0     237,601    833,838       71.5%        0.0%    28.5%    100.0%
Charlotte                        555,740       6,539     146,954    709,233       78.4%        0.9%    20.7%    100.0%
Memphis                          410,781       2,675     118,299    531,755       77.3%        0.5%    22.2%    100.0%
Richmond                         137,733       3,861       3,533    145,127       94.9%        2.7%     2.4%    100.0%

                               ---------- ----------- ----------- ----------
  Total                        7,243,141     201,115   1,488,277  8,932,533       81.1%        2.3%    16.7%    100.0%
                               ========== =========== =========== ========== ==========  ========== ======== =========


(a) Includes square footage of fully executed leases for vacant space that commence on a future date.

                                 KOGER EQUITY, INC. AND SUBSIDIARIES
                                          OCCUPANCY SUMMARY



                                                        For The Period Ended
                                ---------------------------------------------------------------------
                         MSA
                     Square Feet   3/31/2003    12/31/2002     9/30/2002     6/30/2002     3/31/2002
                     ------------------------  ------------  ------------   -----------   -----------

Atlanta - SSS        1,563,340     1,347,087     1,415,731     1,405,961     1,363,854     1,377,317
                                        86.2%         90.6%         89.9%         87.2%         88.1%

Orlando              1,304,473     1,056,117     1,158,989     1,215,547     1,215,820     1,215,339
                                        81.0%         88.8%         93.2%         93.2%         93.2%

Jacksonville         1,167,243     1,125,451     1,156,395     1,156,973     1,151,758     1,152,430
                                        96.4%         99.1%         99.1%         98.7%         98.7%

Charlotte              709,233       555,740       571,548       574,139       606,586       621,847
                                        78.4%         80.6%         81.0%         85.5%         87.7%

St. Petersburg         668,144       571,096       571,967       576,970       575,697       569,837
                                        85.5%         85.6%         86.4%         86.2%         85.3%

Tallahassee            833,838       596,237       595,144       600,038       651,426       674,128
                                        71.5%         71.4%         72.0%         78.1%         80.8%

Memphis                531,755       410,781       416,116       434,426       443,745       451,877
                                        77.3%         78.3%         81.7%         83.4%         85.0%

Richmond               145,127       137,733       141,752       141,752       145,008       145,008
                                        94.9%         97.7%         97.7%         99.9%         99.9%
                     ---------- -------------  ------------  ------------   -----------   -----------

Same Store           6,923,153     5,800,242     6,027,642     6,105,806     6,153,894     6,207,783
                                        83.8%         87.1%         88.2%         88.9%         89.7%
                     ---------- -------------  ------------  ------------   -----------   -----------

Houston              1,204,852       937,575       941,411             0             0             0
                                        77.8%         78.1%          0.0%          0.0%          0.0%

Atlanta - ACQ          804,528       505,324       505,324       509,578       507,423       456,423
                                        62.8%         62.8%         63.3%         63.1%         56.7%
                     ---------- ---------------------------------------------------------------------

Acquisitions         2,009,380     1,442,899     1,446,735       509,578       507,423       456,423
                                        71.8%         72.0%         25.4%         25.3%         22.7%
                     ---------- -------------  ------------  ------------   -----------   -----------

Total                8,932,533     7,243,141     7,474,377     6,615,384     6,661,317     6,664,206
                                        81.1%         83.7%         85.6%         86.2%         86.2%
                     ========== =============  ============  ============   ===========   ===========


                                               KOGER EQUITY, INC. AND SUBSIDIARIES
                                                         LEASING SUMMARY



                                                            For The Three Months Ended 3/31/03
                        ----------------------------------------------------------------------------------------------------------
                 MSA       Leased    Expirations Renewals  Leasing  New and   Gross      Net       Leased     Leased    Leased
             Square Feet 12/31/02 (a)  (b) (c)            Retention Backfill Activity Absorption 3/31/03 (a) 12/31/02   3/31/03
             ------------------------------------------- -----------------------------------------------------------------------

Atlanta      2,367,868    1,975,803    111,122   52,934      47.6%  20,372   73,306    (37,816)  1,937,987      83.4%     81.8%
Orlando      1,304,473    1,161,439    123,431   10,805       8.8%  46,228   57,033    (66,398)  1,095,041      89.0%     83.9%
Jacksonville 1,167,243    1,161,576    118,338   89,928      76.0%  33,899  123,827      5,489   1,167,065      99.5%    100.0%
Houston      1,204,852      949,973     32,931   17,727      53.8%  21,898   39,625      6,694     956,667      78.8%     79.4%
St.
 Petersburg    668,144      578,726     37,085   22,514      60.7%   9,775   32,289     (4,796)    573,930      86.6%     85.9%
Tallahassee    833,838      595,144     31,545   28,003      88.8%   4,635   32,638      1,093     596,237      71.4%     71.5%
Charlotte      709,233      571,548     35,250    9,378      26.6%  16,603   25,981     (9,269)    562,279      80.6%     79.3%
Memphis        531,755      416,949     13,490    3,109      23.0%   6,888    9,997     (3,493)    413,456      78.4%     77.8%
Richmond       145,127      141,752     13,359        0       0.0%  13,201   13,201       (158)    141,594      97.7%     97.6%
             ---------- ------------ ---------- --------           -------- -------- ---------- -----------

  Total      8,932,533    7,552,910    516,551  234,398      45.4% 173,499  407,897   (108,654)  7,444,256      84.6%     83.3%
             ========== ============ ========== ======== ========= ======== ======== ========== =========== ========= =========


(a) Leased figures include all leases in effect as of the period end date, including those leases expiring on the period end date, as well as fully executed leases for vacant space that commences on a future date.

(b) Includes the rentable square footage of expired leases, as well as the square footage of future expirations for which renewal and backfills have been signed.

(c) Expirations also include leases that ended due to a termination right or default.


                                        KOGER EQUITY, INC. AND SUBSIDIARIES
                                                LEASE DISTRIBUTION
                                               AS OF MARCH 31, 2003



                                               Tenant
                                              Occupied     Percent    Annualized     Average     Percent
                       Number of  Percent of   Square     of Square      Gross      Annualized  of Total  Remaining
      Category        Leases (1)    Leases    Feet (2)      Feet       Rent (3)      Rent PSF     Rents     Term
--------------------- ----------- ---------- ----------- ----------- ------------- ------------ --------- ---------
2,500 or Less                442       49.5%    541,383         7.5%   $9,764,731       $18.04       7.3%       22
2,501 - 5,000                203       22.7%    728,027        10.1%   13,691,160        18.81      10.3%       26
5,001 - 7,500                 74        8.3%    460,626         6.4%    8,628,160        18.73       6.5%       29
7,501 - 10,000                43        4.8%    374,094         5.2%    6,773,115        18.11       5.1%       33
10,001 - 20,000               52        5.8%    744,302        10.4%   13,707,719        18.42      10.3%       32
20,001 - 40,000               44        4.9%  1,260,432        17.5%   22,255,872        17.66      16.8%       56
40,001 - 60,000               18        2.0%    880,941        12.3%   16,564,259        18.80      12.5%       53
60,001 - 100,000              11        1.2%    878,721        12.2%   16,200,594        18.44      12.2%       55
100,001 or Greater             6        0.7%  1,320,218        18.4%   25,269,243        19.14      19.0%       79

                      ----------- ---------- ----------- ----------- -------------              ---------
  Total / Weighted
   Average                   893      100.0%  7,188,744       100.0% $132,854,854       $18.48     100.0%       49
                      =========== ========== =========== =========== ============= ============ ========= =========



                                                                      Square Feet   % of Total
                                                                     ------------- ------------

                      Square footage occupied by tenants                7,188,744         80.5%
                      Square footage attributable to vending/antenna        1,859          0.0%
                      Square footage occupied by owner/building use        52,538          0.6%
                                                                     ------------- ------------
                      Total Occupied Square Footage                     7,243,141         81.1%
                                                                     ------------- ------------
                      Leased square footage                               201,115          2.3%
                      Vacant square footage                             1,488,277         16.7%
                                                                     ------------- ------------
                      Total Net Rentable Square Footage                 8,932,533        100.0%
                                                                     ============= ============

(1) Analysis does not include owner occupied space, vending leases and antenna leases.

(2)  Total net rentable square feet represented by existing leases.

(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of March 31, 2003 multiplied by 12. Rent abatements are not included in this analysis.


                                              KOGER EQUITY, INC. AND SUBSIDIARIES
                                                       LEASE EXPIRATIONS
                                                     AS OF MARCH 31, 2003

     City              Item            2003        2004         2005          2006         2007        2008
 ------------   ------------------- ----------------------------------------------------------------------------

 Atlanta        Square Feet (1)          96,500      92,901       191,751        79,495    191,602      183,319
                % Square Feet (2)          4.08%       3.92%         8.10%         3.36%      8.09%        7.74%
                Annualized Rent (3)   1,943,613   1,915,917     3,676,333     1,424,589  3,899,187    3,553,017
                Number of Leases (4)         47          36            32            25         21           12
                Rent PSF                 $20.14      $20.62        $19.17        $17.92     $20.35       $19.38

 Orlando        Square Feet (1)         218,576     290,710       166,947       105,679    140,596       94,955
                % Square Feet (2)         16.76%      22.29%        12.80%         8.10%     10.78%        7.28%
                Annualized Rent (3)   3,840,948   5,284,305     2,985,427     2,006,873  2,100,115    1,692,207
                Number of Leases (4)         58          59            46            22         11            7
                Rent PSF                 $17.57      $18.18        $17.88        $18.99     $14.94       $17.82

 Jacksonville   Square Feet (1)         105,686      92,737       174,619       179,867    275,860       81,514
                % Square Feet (2)          9.05%       7.94%        14.96%        15.41%     23.63%        6.98%
                Annualized Rent (3)   1,811,974   1,750,544     2,381,878     2,881,626  5,190,209    1,416,864
                Number of Leases (4)          7           7             4             5          6            3
                Rent PSF                 $17.14      $18.88        $13.64        $16.02     $18.81       $17.38

 Houston        Square Feet (1)          61,360      79,119        74,852        43,188     87,296       50,708
                % Square Feet (2)          5.09%       6.57%         6.21%         3.58%      7.25%        4.21%
                Annualized Rent (3)   1,185,769   1,571,492     1,453,206       824,503  1,603,782    1,067,273
                Number of Leases (4)         23          22            19            10          8            7
                Rent PSF                 $19.32      $19.86        $19.41        $19.09     $18.37       $21.05

 St. Petersburg Square Feet (1)          74,001     150,327       102,907        58,067     55,241       97,410
                % Square Feet (2)         11.08%      22.50%        15.40%         8.69%      8.27%       14.58%
                Annualized Rent (3)   1,263,877   2,254,191     1,738,889       968,917  1,028,325    1,773,569
                Number of Leases (4)         40          25            23            10         10            5
                Rent PSF                 $17.08      $15.00        $16.90        $16.69     $18.62       $18.21

 Tallahassee    Square Feet (1)         168,332      70,119        21,546       143,243     94,758       65,182
                % Square Feet (2)         20.19%       8.41%         2.58%        17.18%     11.36%        7.82%
                Annualized Rent (3)   3,219,067   1,240,743       358,281     2,844,834  1,708,546    1,199,334
                Number of Leases (4)         34          16             8             7          2            2
                Rent PSF                 $19.12      $17.69        $16.63        $19.86     $18.03       $18.40

 Charlotte      Square Feet (1)         194,478     119,771        42,473        72,816     66,881       15,464
                % Square Feet (2)         27.42%      16.89%         5.99%        10.27%      9.43%        2.18%
                Annualized Rent (3)   3,525,983   2,214,136       728,832     1,189,411  1,184,913      219,103
                Number of Leases (4)         24          21            15             8          3            3
                Rent PSF                 $18.13      $18.49        $17.16        $16.33     $17.72       $14.17

 Memphis        Square Feet (1)          55,418      40,322       145,100        82,035     38,219       47,188
                % Square Feet (2)         10.42%       7.58%        27.29%        15.43%      7.19%        8.87%
                Annualized Rent (3)   1,116,597     813,174     2,737,763     1,479,648    677,026      923,652
                Number of Leases (4)         12          12            27            15          8            3
                Rent PSF                 $20.15      $20.17        $18.87        $18.04     $17.71       $19.57

 Richmond       Square Feet (1)          13,320      13,750        45,704        22,292     26,372        4,391
                % Square Feet (2)          9.18%       9.47%        31.49%        15.36%     18.17%        3.03%
                Annualized Rent (3)     266,994     269,492       877,381       431,674    492,691       90,472
                Number of Leases (4)          5           4             5             4          4            1
                Rent PSF                 $20.04      $19.60        $19.20        $19.36     $18.68       $20.60


   Total        Square Feet (1)         987,671     949,756       965,899       786,682    976,825      640,131
                % Square Feet (2)         11.06%      10.63%        10.81%         8.81%     10.94%        7.17%
                Annualized Rent (3)  18,174,824  17,313,993    16,937,991    14,052,075 17,884,795   11,935,490
                Number of Leases (4)        250         202           179           106         73           43
                Rent PSF                 $18.40      $18.23        $17.54        $17.86     $18.31       $18.65



     City              Item                 2009       2010       2011       2012     2013 +    Total
 ------------   ------------------   --------------------------------------------------------------------

 Atlanta        Square Feet (1)          590,900    101,897     26,201     95,305    189,741   1,839,612
                % Square Feet (2)          24.95%      4.30%      1.11%      4.02%      8.01%      77.69%
                Annualized Rent (3)   14,243,119  1,802,710    652,106  2,015,025  3,211,924  38,337,541
                Number of Leases (4)          11          2          1          4          4         195
                Rent PSF                  $24.10     $17.69     $24.89     $21.14     $16.93      $20.84

 Orlando        Square Feet (1)           25,000        635          0      7,080          0   1,050,178
                % Square Feet (2)           1.92%      0.05%      0.00%      0.54%      0.00%      80.51%
                Annualized Rent (3)      459,306     11,618          0    175,088          0  18,555,889
                Number of Leases (4)           1          1          0          1          0         206
                Rent PSF                  $18.37     $18.30      $0.00     $24.73      $0.00      $17.67

 Jacksonville   Square Feet (1)            3,462          0     26,947          0    176,000   1,116,692
                % Square Feet (2)           0.30%      0.00%      2.31%      0.00%     15.08%      95.67%
                Annualized Rent (3)       67,821          0    534,302          0  2,644,068  18,679,285
                Number of Leases (4)           1          0          1          0          1          35
                Rent PSF                  $19.59      $0.00     $19.83      $0.00     $15.02      $16.73

 Houston        Square Feet (1)          385,887     36,000          0          0    108,764     927,174
                % Square Feet (2)          32.03%      2.99%      0.00%      0.00%      9.03%      76.95%
                Annualized Rent (3)    6,936,630    646,036          0          0  1,709,855  16,998,546
                Number of Leases (4)           3          2          0          0          1          95
                Rent PSF                  $17.98     $17.95      $0.00      $0.00     $15.72      $18.33

 St. Petersburg Square Feet (1)           12,709     17,686          0          0          0     568,348
                % Square Feet (2)           1.90%      2.65%      0.00%      0.00%      0.00%      85.06%
                Annualized Rent (3)      182,883      6,615          0          0          0   9,217,266
                Number of Leases (4)           1          1          0          0          0         115
                Rent PSF                  $14.39      $0.37      $0.00      $0.00      $0.00      $16.22

 Tallahassee    Square Feet (1)                0          0     26,696          0          0     589,876
                % Square Feet (2)           0.00%      0.00%      3.20%      0.00%      0.00%      70.74%
                Annualized Rent (3)            0          0    347,181          0          0  10,917,987
                Number of Leases (4)           0          0          1          0          0          70
                Rent PSF                   $0.00      $0.00     $13.01      $0.00      $0.00      $18.51

 Charlotte      Square Feet (1)           40,307          0          0          0          0     552,190
                % Square Feet (2)           5.68%      0.00%      0.00%      0.00%      0.00%      77.86%
                Annualized Rent (3)      710,964          0          0          0          0   9,773,342
                Number of Leases (4)           1          0          0          0          0          75
                Rent PSF                  $17.64      $0.00      $0.00      $0.00      $0.00      $17.70

 Memphis        Square Feet (1)                0          0          0          0          0     408,282
                % Square Feet (2)           0.00%      0.00%      0.00%      0.00%      0.00%      76.78%
                Annualized Rent (3)            0          0          0          0          0   7,747,860
                Number of Leases (4)           0          0          0          0          0          77
                Rent PSF                   $0.00      $0.00      $0.00      $0.00      $0.00      $18.98

 Richmond       Square Feet (1)           10,563          0          0          0          0     136,392
                % Square Feet (2)           7.28%      0.00%      0.00%      0.00%      0.00%      93.98%
                Annualized Rent (3)      198,433          0          0          0          0   2,627,138
                Number of Leases (4)           2          0          0          0          0          25
                Rent PSF                  $18.79      $0.00      $0.00      $0.00      $0.00      $19.26

   Total        Square Feet (1)        1,068,828    156,218     79,844    102,385    474,505   7,188,744
                % Square Feet (2)          11.97%      1.75%      0.89%      1.15%      5.31%      80.48%
                Annualized Rent (3)   22,799,156  2,466,980  1,533,590  2,190,113  7,565,847 132,854,854
                Number of Leases (4)          20          6          3          5          6         893
                Rent PSF                  $21.33     $15.79     $19.21     $21.39     $15.94      $18.48

(1) Total net rentable square feet represented by expiring leases. Expiration date reflects renewal expiration if fully executed.

(2)  Percentage of total net rentable feet represented by expiring leases.

(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of March 31, 2003 multiplied by 12. Rent abatements are not included in this analysis.

(4) Analysis does not include owner occupied space, vending leases and antenna leases.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               NET EFFECTIVE RENTS



                                                                             New & Backfill Leasing
                                                        ----------------------------------------------------------------
                                                            3/31/2003     12/31/2002   9/30/2002   6/30/2002   Average
                                                        --------------   ------------  ----------  ---------- ----------
Number of leases                                                   42             31          29          29         33

Rentable square footage leased                                171,239        217,767     108,050     154,666    162,931
Average per rentable square foot over the lease term:
        Gross Rent                                             $17.12         $17.06      $17.95      $20.47     $18.03
        Tenant improvements                                     (1.47)         (2.59)      (1.52)      (1.96)     (1.85)
        Leasing commissions                                     (0.41)         (0.60)      (0.49)      (0.98)     (0.60)
        Other/concessions                                       (0.58)         (1.22)      (0.07)      (0.64)     (0.63)
                                                        --------------   ------------  ----------  ---------- ----------
        Effective Rent                                          14.66          12.65       15.87       16.89      14.95
        Expense stop                                            (4.98)         (5.34)      (5.50)      (6.16)     (5.44)
                                                        --------------   ------------  ----------  ---------- ----------
        Equivalent effective net rent                           $9.68          $7.31      $10.37      $10.73      $9.50
                                                        ==============   ============  ==========  ========== ==========

Average term (yrs)                                                4.8            4.9         4.8         6.0        5.1



                                                                                 Renewal Leasing
                                                        ----------------------------------------------------------------
                                                            3/31/2003     12/31/2002   9/30/2002   6/30/2002   Average
                                                        --------------   ------------  ----------  ---------- ----------
Number of leases                                                   36             50          41          56         46

Rentable square footage leased                                234,398        414,429     260,287     169,543    269,664
Average per rentable square foot over the lease term:
        Gross Rent                                             $19.09         $17.31      $17.25      $18.53     $18.02
        Tenant improvements                                     (1.43)         (0.18)      (0.40)      (0.91)     (0.70)
        Leasing commissions                                     (0.12)         (0.06)      (0.05)      (0.24)     (0.12)
        Other/concessions                                       (0.02)         (0.10)      (0.14)      (0.00)     (0.07)
                                                        --------------   ------------  ----------  ---------- ----------
        Effective Rent                                          17.52          16.97       16.66       17.38      17.13
        Expense stop                                            (5.40)         (5.36)      (5.06)      (5.55)     (5.36)
                                                        --------------   ------------  ----------  ---------- ----------
        Equivalent effective net rent                          $12.12         $11.61      $11.60      $11.83     $11.78
                                                        ==============   ============  ==========  ========== ==========

Average term (yrs)                                                5.5            2.1         2.7         3.8        3.4




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                     CAPITAL EXPENDITURES - LEASING ACTIVITY


                                           Three Months Ended, Dollars
                        --------------------------------------------------------------------------
                               3/31/03       12/31/02        9/30/02        6/30/02        3/31/02
                        --------------- -------------- --------------  -------------  ------------
Renewal Leasing:
 RSF
  Leased                       234,398        414,429        260,287        169,543        434,612

 Tenant Improvements        $1,835,392       $287,380       $418,111       $676,631     $1,511,292
 Leasing Commissions          $157,976       $111,504        $68,310       $165,517       $263,741
                        --------------- -------------- --------------  -------------  ------------

 Total Renewal              $1,993,368       $398,884       $486,421       $842,148     $1,775,033
                        =============== ============== ==============  =============  ============

Backfill Leasing:
 RSF
  Leased                       113,751        112,164         96,754         19,165          5,889

 Tenant Improvements          $501,811     $1,428,067       $705,528       $182,611        $26,706
 Leasing Commissions          $183,426       $432,109       $248,643        $33,786         $4,552
                        --------------- -------------- --------------  -------------  ------------

 Total Backfill               $685,237     $1,860,176       $954,171       $216,397        $31,258
                        =============== ============== ==============  =============  ============

Revenue Maintaining:
 RSF
  Leased                       348,149        526,593        357,041        188,708        440,501

 Tenant Improvements        $2,337,203     $1,715,447     $1,123,639       $859,242     $1,537,998
 Leasing Commissions          $341,402       $543,613       $316,953       $199,303       $268,293
                        --------------- -------------- --------------  -------------  ------------

 Total Revenue
  Maintaining               $2,678,605     $2,259,060     $1,440,592     $1,058,545     $1,806,291
                        =============== ============== ==============  =============  ============

Revenue Enhancing
 - New/First Generation
 RSF
  Leased                        57,488        105,603         11,296        135,720         34,293

 Tenant Improvements          $706,307     $1,663,681       $111,808     $1,654,991       $297,444
 Leasing Commissions          $151,022       $301,057         $7,388       $955,251        $73,562
                        --------------- -------------- --------------  -------------  ------------

 Total Renewal                $857,329     $1,964,738       $119,196     $2,610,242       $371,006
                        =============== ============== ==============  =============  ============

Total:
 RSF
  Leased                       405,637        632,196        368,337        324,428        474,794

 Tenant Improvements        $3,043,510     $3,379,128     $1,235,447     $2,514,233     $1,835,442
 Leasing Commissions          $492,424       $844,670       $324,341     $1,154,554       $341,855
                        --------------- -------------- --------------  -------------  ------------

 Total                      $3,535,934     $4,223,798     $1,559,788     $3,668,787     $2,177,297
                        =============== ============== ==============  =============  ============


(a) These figures reflect the dollars committed for improvements under the terms of the leases executed during each period. Actual expenditures and the period in which they are expended will vary.




                      KOGER EQUITY, INC. AND SUBSIDIARIES
                    CAPITAL EXPENDITURES - LEASING ACTIVITY



                                                 Three Months Ended, PSF
                         -------------------------------------------------------------------------
                               3/31/03       12/31/02        9/30/02        6/30/02        3/31/02
                         -------------------------------------------------------------------------
Renewal Leasing:
RSF Leased                     234,398        414,429        260,287        169,543        434,612

Tenant Improvements              $7.83          $0.69          $1.61          $3.99          $3.48
Leasing Commissions              $0.67          $0.27          $0.26          $0.98          $0.61
                         -------------------------------------------------------------------------

Total Renewal                    $8.50          $0.96          $1.87          $4.97          $4.08
                         =========================================================================

Backfill Leasing:
RSF Leased                     113,751        112,164         96,754         19,165          5,889

Tenant Improvements              $4.41         $12.73          $7.29          $9.53          $4.53
Leasing Commissions              $1.61          $3.85          $2.57          $1.76          $0.77
                         -------------------------------------------------------------------------

Total Backfill                   $6.02         $16.58          $9.86         $11.29          $5.31
                         =========================================================================

Revenue Maintaining:
RSF Leased                     348,149        526,593        357,041        188,708        440,501

Tenant Improvements              $6.71          $3.26          $3.15          $4.55          $3.49
Leasing Commissions              $0.98          $1.03          $0.89          $1.06          $0.61
                         -------------------------------------------------------------------------

Total Revenue
 Maintaining                     $7.69          $4.29          $4.03          $5.61          $4.10
                         =========================================================================

Revenue Enhancing
 - New/First
  Generation
RSF Leased                      57,488        105,603         11,296        135,720         34,293

Tenant Improvements             $12.29         $15.75          $9.90         $12.19          $8.67
Leasing Commissions              $2.63          $2.85          $0.65          $7.04          $2.15
                         -------------------------------------------------------------------------

Total Renewal                   $14.91         $18.60         $10.55         $19.23         $10.82
                         =========================================================================

Total:
RSF Leased                     405,637        632,196        368,337        324,428        474,794

Tenant Improvements              $7.50          $5.35          $3.35          $7.75          $3.87
Leasing Commissions              $1.21          $1.34          $0.88          $3.56          $0.72
                         -------------------------------------------------------------------------

Total                            $8.72          $6.68          $4.23         $11.31          $4.59
                         =========================================================================


(a) These figures reflect the dollars committed for improvements under the terms of the leases executed during each period. Actual expenditures and the period in which they are expended will vary.

                                KOGER EQUITY, INC. AND SUBSIDIARIES
                                      SAME SUITE ANALYSIS
                                 YEAR TO DATE MARCH 31, 2003

                                          New/Backfill (a)
                             -----------------------------------------
                              RSF      New    Expiring          Percent
                              Leased   Net    Net Rent  Change  Change
                                       Rent
                             -------- ------- -------- ------- -------

Atlanta                       20,372  $11.15   $14.67  ($3.52)  -24.0%
Orlando                       44,903  $11.32   $14.03  ($2.71)  -19.3%
Jacksonville                  33,899  $11.17   $13.59  ($2.42)  -17.8%
Houston                            0   $0.00    $0.00   $0.00     0.0%
St. Petersburg                 8,840  $11.15   $11.99  ($0.84)   -7.0%
Tallahassee                    1,150  $13.45   $12.54   $0.91     7.3%
Charlotte                     16,603  $10.33   $16.09  ($5.76)  -35.8%
Memphis                        6,888   $9.30   $14.01  ($4.71)  -33.6%
Richmond                      13,201  $12.89   $14.10  ($1.21)   -8.6%
                             -------- ------- -------- ------- -------
Total                        145,856  $11.20   $14.12  ($2.92)  -20.7%
                             ======== ======= ======== ======= =======


(a) Analysis includes leases fully executed from 1/1/03 to 3/31/03 for buildings owned at 3/31/03.
     Does not include First Generation space.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                 SAME SUITE ANALYSIS YEAR TO DATE MARCH 31, 2003

                                              Renewal
                             -----------------------------------------
                               RSF     New   Expiring          Percent
                              Leased   Net   Net Rent  Change  Change
                                       Rent
                             -------- ------- -------- ------- -------

Atlanta                       52,934  $14.83    $9.22   $5.61    60.8%
Orlando                       10,805  $13.81   $13.74   $0.07     0.5%
Jacksonville                  89,928  $11.80   $12.11  ($0.31)   -2.6%
Houston                       17,727  $10.86   $12.72  ($1.86)  -14.6%
St. Petersburg                22,514   $9.70    $9.92  ($0.22)   -2.2%
Tallahassee                   28,003  $13.44   $15.90  ($2.46)  -15.5%
Charlotte                      9,378  $12.66   $13.41  ($0.75)   -5.6%
Memphis                        3,109  $11.74   $13.92  ($2.18)  -15.7%
Richmond                           0   $0.00    $0.00   $0.00     0.0%
                             -------- ------- -------- ------- -------
Total                        234,398  $12.53  $11.90    $0.64     5.4%
                             ======== ======= ======== ======= =======


    (a) Analysis includes leases fully executed from 1/1/03 to 3/31/03 for buildings owned at 3/31/03. Does not include First
        Generation space.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                 SAME SUITE ANALYSIS YEAR TO DATE MARCH 31, 2003

                                       Total Leasing
                             -----------------------------------------
                              RSF      New    Expiring         Percent
                              Leased   Net    Net Rent Change  Change
                                       Rent
                             -------- ------- -------- ------- -------

Atlanta                       73,306  $13.81   $10.73   $3.07    28.6%
Orlando                       55,708  $11.80   $13.97  ($2.17)  -15.5%
Jacksonville                 123,827  $11.63   $12.52  ($0.89)   -7.1%
Houston                       17,727  $10.86   $12.72  ($1.86)  -14.6%
St. Petersburg                31,354  $10.11   $10.50  ($0.39)   -3.8%
Tallahassee                   29,153  $13.44   $15.77  ($2.33)  -14.8%
Charlotte                     25,981  $11.17   $15.12  ($3.95)  -26.1%
Memphis                        9,997  $10.06   $13.98  ($3.92)  -28.1%
Richmond                      13,201  $12.89   $14.10  ($1.21)   -8.6%
                             -------- ------- -------- ------- -------
Total                        380,254  $12.02  $12.75   ($0.73)   -5.7%
                             ======== ======= ======== ======= =======


    (a) Analysis includes leases fully executed from 1/1/03 to 3/31/03 for buildings owned at 3/31/03.
        Does not include First Generation space.

             KOGER EQUITY, INC. AND SUBSIDIARIES
         SPECIAL ITEMS INCLUDED IN QUARTER'S RESULTS
                       MARCH 31, 2003

In Thousands, Except Per Share Data
-----------------------------------

Lease Cancellation Fees                                           705
Straight Line Rent Catchup For All Leases Less Than 5,000 RSF     665
Expense Reimbursement Catchup For 2002                            427
Compensation Expense Accrued Related To Options                  (177)
Write Off of Development Pursuit Costs & Other Assets            (247)
Asset Management Fees from Crocker Realty Trust                   194
                                                             ---------
Total                                                           1,567
                                                             =========

Weighted average common shares/units
outstanding - diluted                                          21,327
                                                             =========

Per share/unit - diluted:
FFO Impact                                                      $0.07